Dreyfus New Jersey
Municipal Money Market Fund, Inc.
ANNUAL REPORT January 31, 2000

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents

                                 THE FUND
--------------------------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            17   Report of Independent Auditors

                            18   Important Tax Information

                                 FOR MORE INFORMATION
--------------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                           Dreyfus New Jersey Municipal Money Market Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus New Jersey Municipal Money Market Fund, Inc., covering the 12-month period from February 1, 1999 through January 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Jill Shaffro.

When the reporting period began, it became apparent that international and domestic economies were growing faster than analysts expected, giving rise to concerns that long-dormant inflationary pressures might re-emerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market continued to climb. Because unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised key short-term interest rates three times between June 30 and the end of the reporting period in an attempt to forestall an acceleration of inflation. A fourth rate hike was announced just a few days after the reporting period ended. These influences contributed to higher yields for tax-exempt money market securities.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus New Jersey Municipal Money Market Fund, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

February 15, 2000

DISCUSSION OF FUND PERFORMANCE

Jill Shaffro, Portfolio Manager

How did Dreyfus New Jersey Municipal Money Market Fund, Inc. perform during the period?

For the 12-month period ended January 31, 2000, the fund achieved a tax-exempt yield of 2.51% . Taking into account the effects of compounding, the fund achieved an effective yield of 2.53%.(1 )

What is the fund's investment approach?

The fund' s objective is to seek a high level of federal and New Jersey state tax-exempt income while maintaining a stable $1.00 share price. We are
especially    vigilant    in    our    efforts    to    preserve    capital.

In pursuing this objective, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments from New Jersey issuers. Second, we actively manage the fund' s average maturity in anticipation of interest-rate trends and supply-and-demand changes in New Jersey's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which would enable us to purchase new securities with higher yields. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which tend to lengthen the fund's weighted average maturity. If we anticipate limited new-issue supply, we may extend the fund' s average maturity to maintain current yields for as long as practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

Soon  after  the reporting period began, it became apparent that economic growth
was    greater    than    most    investors    had    anticipated.    The   Fun

Evidence emerged that economies in Japan and Southeast Asia had begun to recover, and the growth of the U.S. economy was robust. In the United States, consumer confidence was at a 30-year high and employment was strong, with hourly wages rising.

This positive economic news raised concerns among fixed-income investors that inflationary pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates three times during the summer and fall of 1999. An additional rate hike occurred just after the reporting period ended, for a total increase of 100 basis points from February 1, 1999, the start of the reporting period, through February 15, 2000, the date of this report.

Although these interest-rate increases caused short-term tax-exempt yields to rise throughout the reporting period, tax-exempt money market yields did not rise as much as comparable taxable yields during much of the year. Many states and municipalities enjoyed higher tax revenues during this period of economic prosperity. As a result, many municipalities had less need to borrow to satisfy
their    short-term    obligations.

What is the fund's current strategy?

We have continued to manage the fund' s average maturity according to our supply-and-demand expectations. Accordingly, we modestly extended the fund's average maturity last summer to maintain competitive yields during a time of little new issuance. We later allowed the fund's average maturity to decline naturally as existing holdings matured, enabling us to capture higher yields during the fourth quarter of 1999, when issuance increased. We again modestly extended the average maturity at year-end to take advantage of market weakness in advance of potential Y2K concerns, which ultimately proved unfounded. We ended the reporting period with a weighted average maturity that was slightly longer than neutral. This position was designed to maintain competitive yields
through    February,    typically    a    low-issuance    month.

Our security selection strategy continued to focus on very high quality, liquid money market instruments from an array of issuers. Some of the most frequently used instruments included Variable Rate Demand Notes (VRDNs), which affords the fund a high degree of liquidity and credit quality. We also found attractive opportunities in tax-exempt commercial paper during the reporting period. For example, in September, we purchased commercial paper issued by the state of New Jersey, which helped us extend the fund's average weighted maturity. These securities offered high levels of liquidity, strong credit characteristics and competitive yields. Of course, portfolio composition will change over time.

February 15, 2000

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

January 31, 2000



                                                                                             Principal
TAX EXEMPT INVESTMENTS--98.8%                                                               Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Atlantic County Improvement Authority, Revenue, VRDN

  (Aces Pooled Government Loan Program)

   2.75% (LOC; Krediet Bank)                                                                  4,800,000  (a)           4,800,000


Bayonne Municipal Utilities Authority (Sewer Project)


   3.50%, 5/5/2000                                                                           12,000,000               12,008,956


Burlington County, BAN


   3.50%, 6/9/2000                                                                            8,648,000                8,657,133


Essex County Improvement Authority:


   BAN 3.50%, 3/31/2000                                                                      20,000,000               20,010,929

   Revenue, VRDN (County Asset Sale Project)

      3.05% (Insured; AMBAC and

      Liquidity Facility; Morgan Guaranty Trust Co.)                                          9,800,000  (a)           9,800,000


Hudson County Improvement Authority, VRDN

  (Essential Purpose Pooled Government Loan)


   3.20% (LOC; First Union National Bank)                                                    16,240,000  (a)          16,240,000

Jersey City, BAN 4.75%, 1/12/2001                                                             9,000,000                9,046,539

Middlesex County, BAN 4.50%, 1/19/2001                                                       13,300,000               13,363,127


Monmouth County Improvement Authority, Revenue, VRDN

  (Aces Pooled Government Loan Program)


   2.80% (LOC; The Bank of New York)                                                         19,985,000  (a)          19,985,000


New Jersey Economic Development Authority:

  Exempt Facilities Revenue, CP


      (Chambers Cogen) 3.65%, 3/13/2000                                                      11,100,000               11,100,000

   VRDN:

      EDR:

         (Exit 8A Limited Partnership Project)

            3.10% (LOC; European American Bank)                                               5,700,000  (a)           5,700,000

         (Merck and Co. Inc.)

            3.60%, Series A (LOC; Merck and Co.)                                              1,000,000  (a)           1,000,000

         Refunding (Hartz and Rex Associates)

            3.225%, Series B (LOC; Citibank)                                                  2,000,000  (a)           2,000,000

         (White Horse Pike Limited Project)

            3.80% (Corp. Guaranty; Household Finance Corp.)                                   7,600,000  (a)           7,600,000

      Mortgage Facilities Revenue (Rennoc Corp. Project)

         3.30% (LOC; LaSalle National Bank)                                                   3,305,000  (a)           3,305,000

      Natural Gas Facilities Revenue, Refunding

         (New Jersey Natural Gas Co. Project)

         2.90%, Series A (Insured; AMBAC and

         Liquidity Facility; The Bank of New York)                                            4,845,000  (a)           4,845,000

      PCR, Refunding:

         (Hoffman La Roche Inc.)

            3.10% (LOC; Wachovia Bank of Georgia)                                            20,000,000  (a)          20,000,000

         (Public Service Electric and Gas Co.)

            3%, Series A (Insured; MBIA and

            Liquidity Facility; Union Bank of Switzerland)                                   13,300,000  (a)          13,300,000





                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

New Jersey Economic Development Authority (continued):

  School Revenue, Refunding (Blair Academy)


      3.55% (LOC; First Union National Bank)                                                  5,290,000  (a)           5,290,000


New Jersey Educational Facilities Authority, Revenue, Refunding,

  VRDN (College of New Jersey)

  3.10%, Series A (Insured; AMBAC and


   LOC: Bank of Nova Scotia and Toronto-Dominion Bank)                                       22,100,000  (a)          22,100,000


New Jersey Health Care Facilities Financing Authority, Revenue:

  Refunding (Virtual Health Issue)


      4%, 7/1/2000 (Insured; FSA)                                                             4,865,000                4,865,330

   VRDN (Hospital Capital Asset Financing)

      3%, Series A (LOC; Chase Manhattan Bank)                                                2,200,000  (a)           2,200,000


New Jersey Higher Education Assistance Authority,

  Student Loan Revenue, Refunding

  3.10%, Series B, 6/1/2000 (Insured; MBIA and


   Liquidity Facility; Landesbank Hessen)                                                     6,000,000                6,000,000


New Jersey Sports and Exposition Authority, VRDN


   3.05%, Series C (Insured; MBIA and LOC; Credit Suisse)                                    12,000,000  (a)          12,000,000


New Jersey Transportation Trust Fund Authority,

  Transportation System, Prerefunded

  6%, Series A, 6/15/2000


   (Escrowed in; U.S. Government Securities)                                                  5,000,000                5,038,709


New Jersey Turnpike Authority, Turnpike Revenue, Refunding,

  VRDN 2.50%, Series D


   (Insured; FGIC and Liquidity Facility; Societe Generale)                                  27,800,000               27,800,000

Patterson, BAN 4%, 6/16/2000                                                                  8,304,000                8,320,399


Port Authority of New York and New Jersey,

  Special Obligation Revenue, VRDN

  (Versatile Structure Obligation):


      3.60%, Series 5 (Liquidity Facility; Bayerische Landesbank)                             5,000,000                5,000,000

      3.65%, Series 4 (LOC; Landesbank Hessen)                                               17,450,000               17,450,000

      3.65%, Series 6 (Liquidity Facility; Bank of Nova Scotia)                              16,700,000               16,700,000

Rahway, BAN 4.15%, 12/20/2000                                                                 9,000,000                9,017,570


State of New Jersey Transit Corporation, CP:

  3.70%, Series A, 2/10/2000

    (Liquidity Facility; Bank of Nova Scotia, Commerz Bank


      and Toronto-Dominion Bank)                                                              4,300,000                4,300,000

   3.75%, Series A, 2/10/2000

      (Liquidity Facility; Bank of Nova Scotia, Commerz Bank

      and Toronto-Dominion Bank)                                                              2,000,000                2,000,000

   3.55%, Series A, 2/29/2000

      (Liquidity Facility; Bank of Nova Scotia, Commerz Bank

      and Toronto-Dominion Bank)                                                              5,000,000                5,000,000

                                                                                                     The Fund




STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

State of New Jersey, Transit Corp., CP (continued):

  3.75%, Series A, 2/29/2000

    (Liquidity Facility; Bank of Nova Scotia, Commerz Bank


      and Toronto-Dominion Bank)                                                              1,200,000                1,200,000

   3.70%, Series A, 3/8/2000

      (Liquidity Facility; Bank of Nova Scotia, Commerz Bank

      and Toronto-Dominion Bank)                                                              8,000,000                8,000,000

   3.75%, Series A, 3/9/2000

      (Liquidity Facility; Bank of Nova Scotia, Commerz Bank

      and Toronto-Dominion Bank)                                                             20,000,000               20,000,000

   3.70%, Series A, 3/10/2000

      (Liquidity Facility; Bank of Nova Scotia, Commerz Bank

      and Toronto-Dominion Bank)                                                              5,000,000                5,000,000

   3.85%, Series A, 3/10/2000

      (Liquidity Facility; Bank of Nova Scotia, Commerz Bank

      and Toronto-Dominion Bank)                                                             15,000,000               15,000,000

   3.70%, Series A, 4/5/2000

      (Liquidity Facility; Bank of Nova Scotia, Commerz Bank

      and Toronto-Dominion Bank)                                                              6,600,000                6,600,000

   3.75%, Series A, 4/10/2000

      (Liquidity Facility; Bank of Nova Scotia, Commerz Bank

      and Toronto-Dominion Bank)                                                             16,500,000               16,500,000

Trenton, BAN 3.45%, 5/19/2000                                                                10,000,000               10,008,505

Vineland, BAN 4.25%, 5/17/2000                                                                8,000,000                8,007,953
------------------------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENTS


   (cost $426,160,150)                                                                            98.8%              426,160,150

CASH AND RECEIVABLES (NET)                                                                         1.2%                5,382,988

NET ASSETS                                                                                       100.0%              431,543,138


Summary of Abbreviations


AMBAC               American Municipal Bond                       FSA               Financial Security Assurance

                        Assurance Corporation                     LOC               Letter of Credit

BAN                 Bond Anticipation Notes                       MBIA              Municipal Bond Investors Assurance

CP                  Commercial Paper                                                    Insurance Corporation

EDR                 Economic Development Revenue                  PCR               Pollution Control Revenue

FGIC                Financial Guaranty Insurance                  VRDN              Variable Rate Demand Notes
                        Company




Summary of Combined Ratings (Unaudited)




Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 79.0

AAA/AA (b)                       Aaa/Aa (b)                      AAA/AA (b)                                        8.1

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                    12.9

                                                                                                                 100.0

(A)  SECURITIES  PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE-SUBJECT TO PERIODIC
     CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE  REPRESENTED  BY BOND RATINGS OF
     THE ISSUERS.


(C)  SECURITIES  WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S OR STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.


SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           426,160,150   426,160,150

Cash                                                                  3,268,170

Interest receivable                                                   3,465,400

Prepaid expenses and other assets                                        25,436


                                                                     432,919,156
--------------------------------------------------------------------------------


LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           204,882

Payable for investment securities purchased                           1,102,736

Accrued expenses and other liabilities                                   68,400


                                                                       1,376,018
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       431,543,138
--------------------------------------------------------------------------------


COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     431,785,459

Accumulated net realized gain (loss) on investments                   (242,321)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      431,543,138
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(2 billion shares of $.001 par value Common Stock authorized)       431,785,459

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

Year Ended January 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     14,603,276

EXPENSES:

Management fee--Note 2(a)                                            2,307,099

Shareholder servicing costs--Note 2(b)                                 579,332

Custodian fees                                                          47,599

Professional fees                                                       44,667

Directors' fees and expenses--Note 2(c)                                 36,830

Prospectus and shareholders' reports                                    20,873

Registration fees                                                       12,834

Miscellaneous                                                           10,364

TOTAL EXPENSES                                                       3,059,598

INVESTMENT INCOME--NET, representing net increase in net assets


   resulting from operations                                        11,543,678


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended January 31,
                                                    ---------------------------

                                                     2000               1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         11,543,678           13,110,679

Net realized gain (loss) from investments              --             (62,972)


NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  11,543,678           13,047,707
--------------------------------------------------------------------------------


DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (11,543,678)         (13,110,679)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 529,895,068         674,108,432

Dividends reinvested                           10,241,115          11,791,866

Cost of shares redeemed                     (583,639,144)        (737,057,088)


INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (43,502,961)         (51,156,790)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (43,502,961)         (51,219,762)
--------------------------------------------------------------------------------


NET ASSETS ($):

Beginning of period                           475,046,099          526,265,861

END OF PERIOD                                 431,543,138          475,046,099

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                         Year Ended January 31,
                                                                --------------------------------------------------------------------


                                                                 2000          1999           1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00          1.00           1.00          1.00          1.00

Investment Operations:

Investment income--net                                            .025          .027           .029          .027          .032

Distributions:

Dividends from investment income--net                            (.025)        (.027)         (.029)        (.027)        (.032)

Net asset value, end of period                                   1.00          1.00           1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 2.54          2.69           2.96          2.75          3.25
------------------------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA (%):


Ratio of expenses to average net assets                           .66           .67            .64           .65           .59


Ratio of net investment income


   to average net assets                                         2.50          2.65           2.92          2.71          3.21


Decrease reflected in above expense


   ratios due to undertakings by
   The Dreyfus Corporation                                         --           --             --             --           .06
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         431,543       475,046        526,266       561,260       647,557


SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus New Jersey Municipal Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey State income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Under the terms of the custody agreement, the fund received net earnings credits of $28,702 during the period ended January 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $241,300 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 2000. If not applied, $2,300 of the carryover expires in fiscal 2002, $40,000 expires in fiscal 2003, $115,000 expires in fiscal 2004, $4,000 expires in fiscal 2005, $17,000 expires in fiscal 2006 and $63,000 expires in fiscal 2007.

At January 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

                                                              The Fund

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended January 31, 2000, the fund was charged $320,451 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly owned subsidiary of the Manager, under a transfer agency agreement, for providing personnel and facilities to perform transfer agency services for the fund. During the period ended January 31, 2000, the fund was charged $178,203 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Subsequent Event:

At a meeting of the fund's Board of Directors held on January 19, 2000, the Board approved the termination of the fund's Distribution Agreement with Premier Mutual Fund Services Inc., and approved a new Distribution Agreement with Dreyfus Service Corporation. The new Distribution Agreement with Dreyfus Service Corporation is slated for effectiveness on March 16, 2000.

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus New Jersey Municipal Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus New Jersey Municipal Money Market Fund, Inc., including the statement of investments, as of January 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of January 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Jersey Municipal Money Market Fund, Inc. at January 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

March 6, 2000

                                                             The Fund

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended January 31, 2000 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New Jersey residents, New Jersey personal income taxes).

NOTES

                                                           For More Information

                        Dreyfus New Jersey Municipal Money Market Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   758AR001